Exhibit 10.38

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. Redacted portions are indicated with the notation "*****"


                        FOUNDER STOCK PURCHASE AGREEMENT
                        --------------------------------


               THIS AGREEMENT is made this 12th day of April, 2001, by and between Spine Wave, Inc., a Delaware corporation (the "Company"), and Protein Polymer Technologies, Inc. ("Purchaser").

               NOW THEREFORE, IT IS HEREBY AGREED:

               1. Sale of Stock. Subject to the terms hereof, the Company shall sell to Purchaser and Purchaser shall purchase from the Company One Million (1,000,000) shares of common stock of the Company (the "Stock"). The sale and purchase shall occur at the offices of the Company on the date set forth above or at such other place and time as the parties may agree (the "Closing").

               2. Consideration. In exchange for and as full consideration for the Stock, the Purchaser shall enter into that certain License Agreement with the Company attached hereto as Exhibit A (the "License Agreement") pursuant to which Purchaser grants to the Company exclusive rights to certain of Purchaser's intellectual property solely for use in the Field (as defined in the License Agreement). In addition, Purchaser shall deliver two (2) duly executed blank Assignments Separate from Certificate in the form attached hereto as Exhibit C, which Assignments Separate from Certificate shall only be used in connection with the exercise of the Company's Repurchase Option as set forth in Section 4 below. The Company and the Purchaser agree that the fair market value of each share of Stock as of the date of this Agreement equals $0.01 per share (the "Purchase Price").

               3. Issuance of Stock. Upon the execution and delivery of the License Agreement by the Purchaser, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser and provide Purchaser with a copy of such certificate. The original of such certificate shall be held in escrow by the Company until the expiration of the Repurchase Option (as defined below); provided however, upon Purchaser's request, Company shall release to Purchaser a certificate representing that number of shares of the Stock which, as of the date of such request, are no longer subject to the Repurchase Option set forth in Section 4 below.

               4. Repurchase Option. The Stock shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Option"). The Company shall have the right to purchase Unvested Shares (as defined below) from the Purchaser at the Purchase Price on or after termination of the License Agreement (such termination to be pursuant to the terms set forth therein).

                  a. This Repurchase Option shall lapse in accordance with the schedule attached hereto as Exhibit B (the "Schedule") which sets forth the amount of Stock which may be repurchased under the Repurchase Option ("Unvested Shares") and the corresponding contingencies for repurchase. The Repurchase Option shall terminate and cease to be exercisable with respect to any and all Unvested Shares upon the earlier of (i) the date that is seven years from the date hereof; (ii) the date upon which the*****


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

(iii) the consummation of a merger, consolidation or other reorganization of the Company ("Merger") in which (1) securities representing more than 50% of the total combined voting power of the voting securities of the successor business entity are not immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such Merger, or
(2) the consideration to the Company's stockholders for the Merger is not solely voting securities, or (3) at least 50% of the senior executive officers of Company immediately prior to the Merger do not continue as senior executive officers of the successor business entity; (iv) the completion of a sale, transfer or other disposition of all or substantially all of the Company's assets; or (v) the consummation of the Company's sale of its common stock in a public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act").

                  b. The Repurchase Option shall be exercised by written notice signed by the President or Treasurer of the Company and delivered as provided in subparagraph 10(b) hereof. The Company may pay for the shares of Stock it has elected to repurchase by delivery of a cashier's check or by wire transfer of immediately available funds in an aggregate amount equal to the Purchase Price multiplied by the number of shares of Stock being repurchased.

                  c. Adjustments to Stock. If, from time to time during the term of the Repurchase Option, there is any change affecting the Company's outstanding common stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Stock shall be immediately subject to the Repurchase Option and be included in the word "Stock" for all purposes of the Repurchase Option with the same force and effect as the shares of the Stock presently subject to the Repurchase Option, but only to the extent the Stock is, at the time, covered by such Repurchase Option. While the aggregate Purchase Price shall remain the same after each such event, the Purchase Price per share of Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

               5. Right of First Refusal. Stock subject to the Repurchase Option may not be transferred, except for transfers by operation of law or other involuntary transfer. Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred (excluding transfer by operation of law or other involuntary transfer) such shares shall first be offered to the Company in the following manner:

                  a. The Purchaser or its transferee shall deliver a notice pursuant to subparagraph 10(b) ("Notice") to the principal business office of the Company stating (i) the bona fide intention to sell or transfer such shares,
(ii) the number of such shares of Stock to be sold or transferred, (iii) the price and other tennis, if any, for which Purchaser or its transferee proposes to sell or transfer such shares of Stock, and (iv) the name and address of the proposed purchaser or transferee and that such purchaser or transferee is committed to acquire the stated number of shares on the stated price and terms.

                  b. The Company  shall have the right at any time within twenty
(20) days of receipt of the Notice to purchase all of the shares to which the Notice refers at the price per share specified in the Notice, or if no price is specified therein, at the fair market value thereof as determined by the Board of Directors in good faith. Said right shall be exercised by written notice signed by the President or any Vice President of the Company and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase.

                  c. In the event the Company does not, for any reason, exercise its right pursuant hereto, the Company may assign such right, provided such right shall not extend beyond such twenty (20) day period. If exercised by the assignee pursuant hereto, the right to purchase shall be exercised by written notice signed by the exercising assignee and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase. Purchaser shall sell the shares to the Company or such assignees within thirty (30) days after the date of the Notice.

                  d. If all of the shares to which the Notice refers are not purchased, as provided in subparagraphs 5(b) or 5(c) above, the Purchaser may sell such shares to the person named in the Notice at the price and terms specified in the Notice, provided that such sale or transfer is consummated within seventy five (75) days of the date of the Notice to the Company, and provided further that any such sale is in accordance with all the terms and conditions hereof. If Purchaser does not consummate the sale or transfer within such seventy five (75) day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.

                  e. Notwithstanding the above, neither the Company nor the assignees of the Company shall have any right of first refusal under this
Section 5 at any time subsequent to the following: i) the closing of a bona fide, firm commitment underwritten public offering of the common stock of the Company pursuant to a Registration Statement declared effective under the Act, or ii) the first date on which the Stock is held of record by more than five hundred (500) persons. In addition, the Company's right of first refusal under this Section 5 shall not apply to the proposed sale or transfer by Purchaser of stock subject to this Agreement as part of the sale of all or substantially all of Purchaser's assets ("Sale of Assets") except in the event that the Sale of Assets is to a direct competitor of the Company or to such other entity which directly or indirectly controls a direct competitor of the Company and provided that in such circumstance, the time period set forth in subparagraph 5(d) above shall be 180 days.

               6. "Market Stand-Off" Agreement. Purchaser hereby agrees that, during the period specified by the Company (such period not to exceed one hundred eighty (180) days in the case of an initial public offering, and ninety
(90)' days for all subsequent offerings) and the underwriter or underwriters of common stock (or other securities) of the Company following the effective date of a registration statement of the Company filed under the Act, Purchaser shall not, to the extent requested by the Company and such underwriter, and without the prior written consent of the managing underwriter of such offering, directly or indirectly, sell, offer or contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company at any time during such period except common stock included in such registration, provided, however, that all officers, directors, founders (to the extent such founder is employed by the Company at such time) and beneficial holders of 5% or more of the Company holding securities of the Company enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to common stock held by Purchaser until the end of such period.

               7. Representations and Warranties of Purchaser.

                  a. Due Authorization. Purchaser hereby represents and warrants to Company that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by Purchaser does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which Purchaser is a party or by which Purchaser is bound.

                 b. Investment Intent. This Agreement is made with Purchaser in reliance upon its representation to the Company, which by Purchaser's acceptance hereof confirms, that the Stock has been acquired by Purchaser for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Stock.

                  c. Restricted Securities. Purchaser understands that the Stock has not been registered under the Act, on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Act, and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

               Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Act) under the Act is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. The Purchaser also acknowledges that Purchaser understands that any sale of the Stock that might be made Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule and that Purchaser may not be able to sell the Stock at the time or in the amount Purchaser so desires. Purchaser is familiar with Rule 144 and understands that the Stock constitutes "restricted securities" within the meaning of that Rule.

                  d. Investment Experience. In connection with the investment representations made herein Purchaser represents that Purchaser is either an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Act, or is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as Purchaser has requested and deems appropriate to its investment decision.

                  e. Limitations on Disposition. Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock, unless and until
(i) Purchaser shall have notified the Company of the proposed  disposition,  and
(ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that such disposition will not require registration of such Stock under the Act or that appropriate action necessary for compliance with the Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this subparagraph. In addition, prior to any disposition of any of the Stock, the Company shall require the transferee or assignee to provide in writing investment representations and such transferee's or assignee's agreement to .be bound by the right of first refusal and market stand-off provisions hereof in a form acceptable to the Company.

               The Company shall not be required (I) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (II) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock after the issuance, and prior to the repurchase, thereof.

                  f. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends:

               (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THEY MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

               (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FOUNDER STOCK PURCHASE AGREEMENT
BETWEEN THE COMPANY AND THE HOLDER HEREOF WHICH INCLUDES A MARKET STAND-OFF AGREEMENT, A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF SUCH

AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

               (iii) Any legend required to be placed thereon by applicable state laws.

               8. Conditions Precedent to Purchaser's Obligations. Pursuant to the terms of that certain Convertible Promissory Note Purchase Agreement of even date herewith (the "Note Purchase Agreement"), on the date of Closing, Windamere II LLC ("Investor") shall have purchased and Company shall have issued to Investor that certain Convertible Promissory Note in aggregate principal amount of $200,0000 (the "Convertible Note"). Pursuant to the terms of the Note Purchase Agreement, Investor shall have the right to purchase, in $100,000 increments, up to $300,000 aggregate principal amount of additional convertible promissory notes on the same terms as the Convertible Note.

               9. Representations and Warranties of Company.

                  a. As of the date of Closing, the authorized capital stock of the Company consists of 4,000,000 shares of common stock, $.001 par value per share, (the "Common Stock").

                  b. As of the date of Closing, the Company has reserved 1,500,000 shares of Common Stock for issuance pursuant to the Company's 2001 Stock Option/Stock Issuance Plan.

                  c. Immediately following the Closing, the Company shall have issued and outstanding 2,950,000 shares of Common Stock.

                  d. Company hereby represents and warrants to Purchaser that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by the Company does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which the Company is a party or by which the Company is bound.

               10. Miscellaneous.

                  a. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  b. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile transmission if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) for domestic addresses one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt and for international addresses three (3) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                  c. Governing Law, Assignment and Enforcement. This Agreement is governed by the internal law of California and shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, its successors and assigns. The prevailing party in any action to enforce this Agreement shall be entitled to attorneys' fees and costs. The parties agree that damages are not an adequate remedy for breach hereof and each party shall accordingly be entitled to specific performance of this Agreement.

                  d. Entire Agreement; Amendments and Waivers. This Agreement and the related License Agreement, Supply and Services Agreement, Voting Agreement and Escrow Agreement, among Purchaser and Company, and all of even date herewith, constitute the entire agreement and understanding between the parties with respect to the subject matter contained herein, and there are no promises, representations, conditions, provisions or terms related thereto other than as set forth in this Agreement and the related License Agreement, the Supply and Services Agreement, Voting Agreement and Escrow Agreement between the Purchaser and Company all of even date herewith. This Agreement may only be amended with the written consent of the parties hereto, or their successors or assigns, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

                  e. Cooperation. Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

               11. California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    SPINE WAVE, INC.


                                    By:    /s/ David Coats
                                           -------------------------------------
                                           David Coats
                                           President and Chief Executive Officer

                      Address: 12230 El Camino Real, Suite 300 San Diego, California 92130


                                    PURCHASER

                                    Protein Polymer Technologies, Inc.


                                    /s/ J. Thomas Parmeter
                                    --------------------------------------------
                                           J. Thomas Parmeter
                                           President and Chief Executive Officer

                      Address:      10655 Sorrento Valley Road
                                    San Diego, California  92121



              [SIGNATURE PAGE TO FOUNDER STOCK PURCHASE AGREEMENT]

                                    EXHIBIT B
                                    ---------

                                VESTING SCHEDULE

---------------------------------------- ---------------------------------------
Amount of Stock which                    Contingency
constitutes Unvested Shares:
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
100% of the Stock                        Before the First Trigger
---------------------------------------- ---------------------------------------
66% of the Stock                         On or after the First Trigger
---------------------------------------- ---------------------------------------
33% of the Stock                         On or after the Second Trigger
---------------------------------------- ---------------------------------------
0% of the Stock                          On or after the Third Trigger
---------------------------------------- ---------------------------------------

For purposes of this Exhibit B, the defined terms used above shall have the following meanings:

"First  Trigger"  shall  mean the date on which  the  Company  receives*****

"Second Trigger" shall mean the earlier of (a) the date on which the Company initiates***** or (b) the date on which*****

"Third Trigger" shall mean the earlier of (i) the date***** (ii) the date upon which the Company has received***** and (iii)*****

"Product(s)" shall mean (i) any product in the Field (as defined in the License Agreement) which is covered in whole or in part by at least one Valid Claim (as defined in the License Agreement) of the Patents (as defined in the License Agreement); and (ii) any product in the Field made by any process which is covered in whole or in part by at least one Valid Claim of Patents.

*****

*****


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE





               FOR VALUE RECEIVED, Protein Polymer Technologies, Inc. hereby sells, assigns and transfers unto __________________________, _______________________ (____) shares of the Common Stock of Spine Wave, Inc., standing in its name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint ___________________ attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  ______________________, ____


                                     Protein Polymer Technologies, Inc.



                                     -------------------------------------------
                                     By:  Thomas Parmeter
                                     Its:  President and Chief Executive Officer



               This  Assignment   Separate  from  Certificate  was  executed  in
conjunction with the terms of a Founder Stock Purchase Agreement between the above assignor and Spine Wave, Inc. dated April 12, 2001.